                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 12, 2003
                                                        ------------------


                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)


           1-1169                                     34-0577130
  ------------------------               ------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)





                1835 DUEBER AVENUE, S.W., CANTON, OHIO 44706-2798
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               (Address of Principal Executive Offices) (Zip Code)


                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The Timken Company ("Timken") is filing this Current Report on Form 8-K (this "Form 8-K") to disclose certain information required under Regulation G ("Regulation G") of the Securities Exchange Act of 1934 (the "Exchange Act"). Under Regulation G, among other things, because Timken has filed today a registration statement under the Securities Act of 1933 (the "Securities Act") that incorporates by reference certain periodic filings that contain a "non-GAAP financial measure" (as defined in Regulation G), Timken must also disclose the differences between the disclosed non-GAAP financial measure and the most comparable financial measure or measures calculated and presented in accordance with GAAP. The purpose of this Form 8-K is to satisfy the disclosure requirements of Regulation G.

         In Timken's annual report on Form 10-K for the fiscal year ended December 31, 2002 (the "2002 10-K"), Timken disclosed its net-debt-to-net-capital ratio at December 31, 2002. In Timken's 2002 10-K and its quarterly reports on Form 10-Q for the periods ended March 31, 2003, and June 30, 2003, Timken disclosed its total-debt-to-total-capital ratio. The ratios at March 31, 2003, and June 30, 2003, reflect the acquisition of the Engineered Solutions business of Ingersoll-Rand Company Limited, which was consummated as of February 16, 2003. Timken defines "total debt" as long-term debt plus current portion of long-term debt, commercial paper and short-term debt; "net debt" as total debt less cash and cash equivalents; "total capital" as total debt plus total shareholders' equity, and "net capital" as net debt plus total shareholders' equity. Timken's definitions of total debt, net debt, total capital and net capital may not be comparable with those terms as defined by other companies. Management uses the total-debt-to-total-capital ratio as a measure of its financial leverage. Management believes the net-debt-to-net-capital ratio is also useful as a measure of Timken's financial leverage which eliminates the impact of cash items, such as payments received from the U.S. Treasury Department under the U.S. Continued Dumping Subsidy Offset Act.

         Following is a reconciliation of the net-debt-to-net-capital ratio at December 31, 2002, and the total-debt-to-total-capital ratio at December 31, 2002, March 31, 2003, and June 30, 2003, and the comparable prior year periods:

                                            AT DECEMBER 31,                  AT MARCH 31,                    AT JUNE 30,
                                       -------------------------       -------------------------       -------------------------
                                         2001            2002            2002            2003            2002            2003
                                       ---------       ---------       ---------       ---------       ---------       ---------
                                                                          (IN THOUSANDS)
Long-term debt ..................     $  368,151      $  350,085      $  367,279      $  778,066      $  367,996      $  744,523
Plus Current portion of long-term
  debt...........................         42,434          23,781          41,480          25,792          41,518          11,104
Plus Commercial paper ...........          1,962           8,999            --              --              --            31,998
Plus Short-term debt ............         84,468          78,354         112,344         192,840         107,282         229,782
                                      ----------      ----------      ----------      ----------      ----------      ----------
         Total debt .............     $  497,015      $  461,219      $  521,103      $  996,698      $  516,796      $1,017,407
                                      ==========      ==========      ==========      ==========      ==========      ==========

Total debt ......................     $  497,015      $  461,219
Less Cash and cash equivalents ..         33,392          82,050
                                      ----------      ----------
         Net debt ...............     $  463,623      $  379,169
                                      ==========      ==========

Total debt ......................     $  497,015      $  461,219      $  521,103      $  996,698      $  516,796      $1,017,407
Plus Total shareholders' equity .        781,735         609,086         783,303         941,342         789,224         970,926
                                      ----------      ----------      ----------      ----------      ----------      ----------
         Total capital ..........     $1,278,750      $1,070,305      $1,304,406      $1,938,040      $1,306,020      $1,988,333
                                      ==========      ==========      ==========      ==========      ==========      ==========

Net debt ........................     $  463,623      $  379,169
Plus Total shareholders' equity .     $  781,735         609,086
                                      ----------      ----------
         Net capital ............     $1,245,358      $  988,255
                                      ==========      ==========

Total-debt-to-total-capital
  ratio .........................           38.9%           43.1%           39.9%           51.4%           39.6%           51.2%
Net-debt-to-net-capital ratio ...           37.2%           38.4%



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE TIMKEN COMPANY


                                 By:  /s/ William R. Burkhart
                                      ----------------------------------------
                                      William R. Burkhart
                                      Senior Vice President and General Counsel



Date: September 12, 2003